Acasti Announces Voting Results from 2022 Annual and Special Meeting of Shareholders

Laval, Québec, CANADA, September 29, 2022 —Acasti Pharma Inc. (“Acasti” or the “Company”) (NASDAQ: ACST and TSX-V: ACST), a late-stage, specialty pharma company advancing three clinical stage drug candidates addressing rare and orphan diseases, announced today the voting results from its Annual General and Special Meeting of Shareholders (the “Meeting”) which was held virtually on Wednesday September 28, 2022.

Election of Directors

All five (5) nominees listed in the proxy statement dated August 31, 2022 (the “Proxy Statement”), being Jean Marie (John) Canan, Jan D’Alvise, Donald Olds, Vimal Kavuru and Michael L. Derby were elected as directors of Acasti at the Meeting to serve for a term that expires at the 2023 annual meeting of Acasti shareholders or until their successors are duly elected or appointed, unless such office is earlier vacated in accordance with Acasti’s by-laws. The Company thanks Dr. Roderick Carter for his board service and chairmanship over the last 7 years, and Dr. William Haseltine for his board service over the last year.

Appointment of Auditors

At the Meeting, KPMG LLP was reappointed as the Company’s independent auditor for the ensuing year and the directors of the Company were authorized to fix the auditor’s remuneration.

Advisory Vote on the Compensation of Named Executive Officers

At the Meeting, shareholders passed an advisory (non-binding) resolution approving the compensation of Acasti’s named executive officers.

Amendments to Acasti’s Stock Option Plan and Equity Incentive Plan

In August 2022, the board of directors of Acasti (the “Board”) approved amendments to the existing limits of common shares reserved for issuance under the Company’s equity incentive plan (the “Equity Incentive Plan”) to set the total number of Common Shares reserved for issuance pursuant to awards granted under the Equity Incentive Plan to an aggregate number that shall not exceed 20% of the issued and outstanding Common Shares as of July 28, 2022, representing 8,898,838 Common Shares, which limit shall include Common Shares issuable pursuant to options issued under the Stock Option Plan.

In August, 2022, the Board also approved amendments to the existing limits of Common Shares reserved for issuance under the Company’s stock option plan (the “Stock Option Plan”), to increase the number of Common Shares that may be issued upon the exercise of all options granted under the plan from 10% of the issued and outstanding Common Shares from time to time to 20% of the issued and outstanding Common Shares as of July 28, 2022, representing 8,898,838 Common Shares, which includes the 4,251,881 Common Shares currently reserved for outstanding options under the Stock Option Plan and which limit shall also include Common Shares issuable pursuant to any awards issued under the Equity Incentive Plan.

At the Meeting, disinterested shareholders approved the amendments described above to the Stock Option Plan and the Equity Incentive Plan.

Final voting results on all matters voted at the Meeting will be available on SEDAR at www.sedar.com and EDGAR at www.sec.gov.

New GHR and Audit Committee Composition

Mr. John Canan, director, has been appointed as member of the Governance & Human Resources Committee of the Board, succeeding Dr. Roderick Carter. The Governance & Human Resources Committee is now composed of Mr. Donald Olds, Chair, Mr. Vimal Kavuru and Mr. John Canan.

Mr. Michael Derby, director, has been appointed as member of the Audit Committee of the Board, succeeding Dr. Roderick Carter. The Audit Committee is now composed of Mr. John Canan, Chair, Mr. Donald Olds and Mr. Michael Derby.

Grant of Stock Options

An aggregate of 220,000 stock options were granted to certain directors of the Company under the Company’s Stock Option Plan. The stock options were granted by the Board of Directors as part of the Company’s annual performance review in accordance with the Company’s long-term incentive program (LTIP) and upon the recommendation of the Company’s external compensation consultant.

Subject to the terms and conditions of the Stock Option Plan, options granted to directors will vest in equal monthly installments over a period of 12 months. Each option will entitle the holder to purchase one Common Share of Acasti at a price of CDN$ 0.80 per share, until September 28, 2032.

About Acasti

Acasti is a late-stage, specialty pharma company advancing three clinical stage drug candidates addressing rare and orphan diseases. Acasti’s novel drug delivery technologies have the potential to improve the performance of currently marketed drugs by achieving faster onset of action, enhanced efficacy, reduced side effects, and more convenient drug delivery—all which could help to increase treatment compliance and improve patient outcomes.

Acasti’s three lead clinical assets have each been granted Orphan Drug Designation by the FDA, which provides the assets with seven years of marketing exclusivity post-launch in the United States and have additional intellectual property protection with over 40 granted and pending patents. Acasti’s lead clinical assets target underserved orphan diseases: (i) GTX-104, an intravenous infusion targeting Subarachnoid Hemorrhage (SAH), a rare and life-threatening medical emergency in which bleeding occurs over the surface of the brain in the subarachnoid space between the brain and skull; (ii) GTX-102, an oral mucosal spray targeting Ataxia-telangiectasia (A-T), a progressive, neurodegenerative genetic disease that primarily affects children, causing severe disability, and for which no treatment currently exists; and (iii) GTX-101, a topical spray targeting Postherpetic Neuralgia (PHN), a persistent and often debilitating neuropathic pain caused by nerve damage from the varicella zoster virus (shingles), which may persist for months and even years. For more information, please visit: https://www.acastipharma.com/en.

Forward Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Such forward looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of Acasti to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements containing the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “estimates”, “potential,” “should,” “may,” “will,” “plans,” “continue”, “targeted” or other similar expressions to be uncertain and forward-looking. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

The forward-looking statements in this press release are based upon Acasti’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success and timing of regulatory submissions of the planned Phase 3 safety study for GTX-104 and Acasti’s other pre-clinical and clinical trials for GTX-102 and GTX-101; (ii) regulatory requirements or developments and the outcome of meetings with the FDA; (iii) changes to clinical trial designs and regulatory pathways; (iv) legislative, regulatory, political and economic developments; (v) actual costs associated with Acasti’s clinical trials as compared to management’s current expectations; and (vi) the effects of COVID-19 on clinical programs and business operations. The foregoing list of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by Acasti from time to time with the Securities and Exchange Commission and Canadian securities regulators. All forward-looking statements contained in this press release speak only as of the date on which they were made.

Acasti undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable securities laws. Neither NASDAQ, the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this release.

For more information, please contact:

Acasti Contact:

Jan D’Alvise
Chief Executive Officer
Tel: 450-686-4555
Email: info@acastipharma.com
www.acastipharma.com

Investor Relations:

Robert Blum
Lytham Partners, LLC

Tel: 602-889-9700
ACST@lythampartners.com